UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 9, 2000
                                                 ---------------

INTACTA TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in its Charter)

          Nevada                      0-30467                58-2488071
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
of incorporation)                                        Identification No.)

235 Peachtree Street, N.E.
2215 North Tower
Atlanta, GA
30303
(Address of Principal Executive Offices)
(404) 880-9919
(Registrant's Telephone Number, Including Area Code)

PAGE

Item 5    Other Events

          On October 9, 2000, Intacta Technologies In., (the "Company")
          announced the completion of a strategic licensing agreement, under which Intertek Testing Services ("ITS") will use Intacta's
          Intacta.Code™ for preparing secure import duty certificates.

Item 7    Financial Statements and Exhibits

         (c) Exhibits:

          1.  Press Release of the Company dated October 9, 2000

PAGE

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Intacta Technologies Inc.
                                   -----------------------------
                                  (Registrant)

                                   /s/ Sandra Buschau
                                   -----------------------------
                                  (Signature)

                                   Sandra Buschau
                                   -----------------------------
                                  (Name)

                                   Corporate Secretary
                                   -----------------------------
                                  (Title)

October 10, 2000
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Date